                                                                   Exhibit 10.73

                               COSMAR CORPORATION
                          RENAISSANCE COSMETICS, INC.
                               635 MADISON AVENUE
                            NEW YORK, NEW YORK 10022


                              As of June 14, 1996


Nomura Holding America Inc.,
  Individually and as Collateral Agent
2 World Financial Center, Building B
New York, New York 10281-1198

                 Re: Amendment No. 5 to Note Purchase Agreement

Ladies and Gentlemen:

        Reference is hereby made to the Note Purchase Agreement, dated as of December 21, 1994, as amended or otherwise modified by Waiver No. 1 to Note Purchase Agreement, dated as of December 22, 1994, Waiver No. 2 to Note Purchase Agreement, dated as of January 12, 1995, Waiver No. 3 to Note Purchase Agreement, dated as of February 28, 1995, Waiver No. 4 to Note Purchase Agreement, dated as of March 24, 1995, Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995, Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995, Waiver to Note Purchase Agreement, dated as of September 18, 1995, Waiver to Note Purchase Agreement, dated as of December 22, 1995, Amendment No. 3 and Consent to Note Purchase Agreement, dated as of January 8, 1996, Limited Waiver to Note Purchase Agreement, dated as of February 13, 1996, and Amendment No. 4 and Waiver to Note Purchase Agreement and Amendment No. 2 to Security Documents, dated as of May 29, 1996 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc. (together with its successors and assigns, the "Purchaser"). All capitalized terms used in this amendment letter (this "Amendment") and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

        The Company and the Parent have requested that the Purchaser increase the Maximum Revolving Amount to $40,000,000, and amend certain of the financial covenants in the Note Purchase Agreement, and the Purchaser has indicated it is willing to do so on the terms and conditions hereof.

        Accordingly, the Company, the Parent and, by your acceptance hereof, the Purchaser and the Collateral Agent, hereby agree as follows:

Amendment No. 5 to
Note Purchase Agreement
Dated As of June 14, 1996
Page 2

     1. Amendments. Effective on and as of the Effective Date referred to below, the Note Purchase Agreement is amended as follows:

          (a) the first Recital to the Note Purchase Agreement is amended by adding the following parenthetical immediately after the number "$30,000,000" in the third line of said Recital: "(or, at any time, following the Commitment Increase Date, $40,000,000)";

          (b) the following new definition for the term "Commitment Increase Date" shall be added to Section 1.1 of the Note Purchase Agreement in the appropriate alphabetical order:

                    "Commitment Increase Date" means the date on which the
               Parent shall have issued and sold $20,000,000 aggregate liquidation value of its Senior Exchangeable Redeemable Preferred Stock (without giving effect to the liquidation value of any Senior Exchangeable Redeemable Preferred Stock issued as a dividend on any such Senior Exchangeable Redeemable Preferred Stock) to CIBC pursuant to the Securities Purchase Agreement (as such capitalized terms are defined in Amendment No. 4 and Waiver to Note Purchase Agreement and Amendment No. 2 to Security Documents, dated as of May 29, 1996, among the Company, the Parent, the Purchaser and the Collateral Agent).";

          (c) the definition of the term "Maximum Revolving Amount" in Section
     1.1 of the Note Purchase Agreement is amended by adding the following parenthetical immediately after the number "$30,000,000" in the second line of said definition: "(or, at any time following the Commitment Increase Date, $40,000,000)";

          (d) Section 2.1 of the Note Purchase Agreement is amended by adding the following parenthetical immediately after the number "$30,000,000" in the second line of subsection (i) of said Section: "(or, at any time following the Commitment Increase Date, $40,000,000)";

Amendment No. 5 to
Note Purchase Agreement
Dated As of June 14, 1996
Page 3


          (e) Section 2.2 of the Note Purchase Agreement is amended by deleting the first proviso in the fifth sentence of said Section and inserting the following proviso in lieu thereof:

               "provided, however, that in lieu of the execution and delivery of Revolving Notes by the Company at the time of each such sale, at the election of the Purchaser, the Company shall execute and deliver to the Purchaser (against return by the Purchaser of all the Revolving Notes previously issued to it by the Company, each marked "cancelled"), a single Revolving Note registered in the name of the Purchaser or its nominee, dated as of the Closing Date and in the principal amount of $40,000,000, which Revolving Note shall evidence the principal amount of Revolving Notes initially sold on the Closing Date and the principal amount of all Revolving Notes subsequently sold hereunder (together with interest, fees and all other amounts accrued and unpaid in respect of such aggregate outstanding principal balance), in such event the date and amount of each sale of principal amount of Revolving Notes to the Purchaser by the Company, as well as each payment or prepayment made on account of the principal thereof, and in each case the resulting aggregate unpaid principal balance thereof, shall be noted by the Purchaser on the schedule attached to such Revolving Note or any extension thereof,";

          (f) Section 2.6 of the Note Purchase Agreement is amended by deleting the amount "$1,400,000" from the last line of subsection (b) of said Section and inserting the amount "$1,600,000" in lieu thereof; and

          (g) Section 10.19 of the Note Purchase Agreement is amended as follows: (i) the ratio "1.40:1.00" appearing opposite the Fiscal Quarter Ended June 30, 1996, in subsection (a) of said Section is deleted and replaced by the ratio "1.15:1.00"; (ii) the ratio "1.35:1.00" appearing opposite the Fiscal Quarter Ended September 30, 1996, in subsection (a) of said Section is deleted and replaced by the ratio "1.15:1.00"; (iii) the amount "$17,000,000" appearing opposite the Measuring Date June 30, 1996, in subsection (d) of said Section is deleted and replaced by the amount "$13,500,000"; (iv) the amount "$18,500,000" appearing opposite the Measuring Date September 30, 1996, in subsection (d) of said Section is deleted and replaced by the amount

Amendment No. 5 to
Note Purchase Agreement
Dated As of June 14, 1996
Page 4

        "$14,000,000"; (v) the ratio "1.15:1.00" appearing opposite the Measuring Date June 30, 1996, in subsection (e) of said Section is deleted and replaced by the ratio "0.8:1.00"; (vi) the ratio "1.20:1.00" appearing opposite the Measuring Date September 30, 1996, in subsection
        (e) of said Section is deleted and replaced by the ratio "0.8:1.00";
        (vii) the ratio "3.00:1.00" appearing opposite the Measuring Date June 30, 1996, in subsection (f) of said Section is deleted and replaced by the ratio "1.85:1.00"; and (viii) the ratio "3.25:1.00" appearing opposite the Measuring Date September 30, 1996, in subsection (f) of said Section is deleted and replaced by the ratio "1.85:1.00".


        2. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the Purchaser has received all of the following documents:

            (a) a counterpart of this Amendment, duly executed and delivered by the Parent and the Company;

            (b) the acknowledgement and agreement attached to this Amendment, duly executed and delivered by each Subsidiary of the Company which has entered into a Subsidiary Guarantee;

            (c) if the Purchaser has made the election contemplated by the first proviso of the fourth sentence of Section 2.2 of the Note Purchase Agreement, as amended by this Amendment, the Revolving Note contemplated thereby, duly executed and delivered by the Company (against return of the Purchaser's existing Revolving Notes, each marked "cancelled");

            (d) a copy of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the performance of the Note Purchase Agreement as amended hereby, duly certified by the Secretary of the Company;

            (e) payment of a fee in the aggregate amount of $400,000 (which the parties hereto agree shall be deemed to have been paid pursuant to
        Section 2.6(b) of the Note Purchase Agreement for purposes of the last sentence of said Section); and

Amendment No. 5 to
Note Purchase Agreement
Dated As of June 14, 1996
Page 5

                (f) a certificate from an Authorized Officer of the Company dated the Effective Date, certifying as to the matters set forth in
        Section 3 of this Amendment.

        3. Representations and Warranties; No Default or Event of Default. Each of the Company and the Parent hereby represents, warrants, covenants and agrees as follows, on and as of the Effective Date after giving effect to this
Amendment:

                (a) the representations and warranties contained in Section 4.1 through 4.35, inclusive and elsewhere in the Note Purchase Agreement, and the representations and warranties contained in the Related Documents shall be true and correct on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date; and

                (b) no Default or Event of Default shall have occurred and be continuing.

        4. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way amend, modify, affect or impair the terms, conditions and other provisions of the Note Purchase Agreement, the Notes or the Related Documents, or the obligations of the Company or the Parent thereunder, and all terms, conditions and other provisions of the Note Purchase Agreement, the Notes and the Related Documents shall remain in full force and effect except to the extent specifically amended or otherwise specifically modified pursuant to the provisions of this Amendment. If any representation or warranty in this Amendment shall fail to be true and correct in any material respect, such failure and any failure to fully satisfy any other term or condition of this Amendment shall automatically, and without the requirement of any notice to the Company or the Parent, constitute an Event of Default under the Note Purchase Agreement.

        5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

        6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Amendment No. 5 to
Note Purchase Agreement
Dated As of June 14, 1996
Page 6

        If the foregoing is acceptable, please sign and return a copy of this Amendment to indicate your agreement to the terms hereof.

                                       Very truly yours,

                                       COSMAR CORPORATION

                                       By: /s/ [illegible signature]
                                           -------------------------------------
                                           Title:

                                       RENAISSANCE COSMETICS, INC.

                                       By: /s/ [illegible signature]
                                           -------------------------------------
                                           Title:

Accepted and Agreed as
of date first above written

NOMURA HOLDING AMERICA, INC.,
Individually and as Collateral Agent

By: /s/ Howard Gellis
    --------------------------------
    Title: Attorney-in-Fact

Amendment No. 5 to
Note Purchase Agreement
Dated As of June 14, 1996
Page 7

                         ACKNOWLEDGEMENT AND AGREEMENT

     The terms and provisions of the foregoing Amendment No. 5 to Note Purchase Agreement, dated as of June __, 1996 (the "Fifth Amendment"), with respect to the Note Purchase Agreement, dated as of December 21, 1994, as amended or otherwise modified by Waiver No. 1 to Note Purchase Agreement, dated as of December 22, 1994, Waiver No. 2 to Note Purchase Agreement, dated as of January 12, 1995, Waiver No. 3 to Note Purchase Agreement, dated as of February 28, 1995, Waiver No. 4 to Note Purchase Agreement, dated as of March 24, 1995, Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995, Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995, Waiver to Note Purchase Agreement, dated as of September 18, 1995, Waiver to Note Purchase Agreement, dated as of December 22, 1995, Amendment No. 3, Waiver and Consent to Note Purchase Agreement, Limited Waiver to Note Purchase Agreement, dated as of February 13, 1996, and Amendment No. 4 and Waiver to Note Purchase Agreement and Amendment No. 2 to Security Documents, dated as of May 29, 1996 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc., a Delaware corporation (together with its successors and assigns, collectively, the "Purchaser"), and the transactions contemplated by the Note Purchase Agreement as amended by the Fifth Amendment, are hereby severally and not jointly acknowledged and agreed to by each of the undersigned Subsidiaries of the Company, and each hereby severally and not jointly confirms its respective Subsidiary Guarantee with respect to the Obligations under, and as the foregoing capitalized terms are defined in, the Note Purchase Agreement, as so amended.

     This Acknowledgement and Agreement may be executed by each Subsidiary of the Company in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

             [The remainder of this page intentionally left blank.]

Amendment No. 5 to
Note Purchase Agreement
Dated As of June 14, 1996
Page 8

        IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Agreement to be executed and delivered by its respective duly authorized officer as of the date first above written.

DANA PERFUMES CORP.
HOUBIGANT (1995) LIMITED/
 HOUBIGANT (1995) LIMITED
DANA PERFUMES (CANADA) LTD.
DANA S.A.
PERFUMES DANA S.A.I.C.
FINANCIERA DE PERFUMERIA S.A.
ESTALVI S.A.
MARCAFIN S.A.
C.O.M.I.N.S.A.
PERFUMES AND COSMETICS IMPORTERS, INC.
PARFUMS DANA EXPORT CORP.
RSH 149, S.A.R.L.
PERFUMES DANA DO BRASIL, S.A.

By /s/ [illegible signature]
   -----------------------------------
   Title:

         (of each party hereto)